Exhibit 24


                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                               /s/ JAMES WOOD
                                               ---------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                            /s/ CHRISTIAN W.E. HAUB
                                            -----------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                              /s/ JOHN D. BARLINE
                                              --------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                            /s/ ROSEMARIE BAUMEISTER
                                            ----------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                          /s/ CHRISTOPHER F. EDLEY
                                          --------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                              /s/ HELGA HAUB
                                              -----------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                          /s/ BARBARA BARNES HAUPTFUHRER
                                          -------------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                            /s/ WILLIAM A. LIFFERS
                                            -----------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                          /s/ FRITZ TEELEN
                                          -------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
                                Two Paragon Drive
                               Montvale, NJ 07645


                                Power of Attorney

     The undersigned hereby appoints Chrisitan Haub, Fred Corrado and Robert G. Ulrich, and each of them individually, the true and lawful attorney or attorneys of the undersigned with full power of substitution and resubstitution, to execute in his or her name, place or stead in his or her capacity as an officer or director or both of The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), a Registration Statement under the Securities Act of 1933, on Form S-8 covering shares of the Company's common stock (par value $1 per share), any amendments to such Registration Statement (including post-effective amendments) and any amendments (including post-effective amendments) to the Company's Form S-8 Registration Statement relating to the Company's 1998 Long Term Incentive and Share Award Plan, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments, and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 26th day of March, 1999.



                                            /s/ R.L. "SAM" WETZEL
                                            ----------------------------